BYLAWS

                                       OF

                              SECURE NETWERKS, INC.



                 Adopted by Resolution Effective February , 2004





























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                                TABLE OF CONTENTS
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ARTICLE 1.  OFFICES...............................................................................................1
    1.1. Business Offices.........................................................................................1
    1.2. Registered Office........................................................................................1

ARTICLE 2.  SHAREHOLDERS..........................................................................................1
    2.1. Annual Meeting...........................................................................................1
    2.2. Special Meetings.........................................................................................1
    2.3. Place of Meeting.........................................................................................1
    2.4. Notice of Meeting........................................................................................1
            2.4.(a)       Content and Mailings Requirements.......................................................1
            2.4.(b)       Effective Date..........................................................................2
            2.4.(c)       Effect of Adjournment...................................................................2
    2.5. Waiver of Notice.........................................................................................2
            2.5.(a)       Written Waiver..........................................................................2
            2.5.(b)       Attendance at Meetings..................................................................2
    2.6. Record Date..............................................................................................2
            2.6.(a)       Fixing of Record Date...................................................................2
            2.6.(b)       Effect of Adjournment...................................................................3
    2.7. Shareholder List.........................................................................................3
    2.8. Shareholder Quorum and Voting Requirements...............................................................3
            2.8.(a)       Quorum..................................................................................3
            2.8.(b)       Voting Groups...........................................................................3
            2.8.(c)       Shareholder Action......................................................................3
    2.9. Proxies..................................................................................................4
    2.10.Voting of Shares.........................................................................................4
    2.11.Meetings by Telecommunications...........................................................................4
    2.12.Action Without a Meeting.................................................................................4
            2.12.(a)      Written Consent.........................................................................4
            2.12.(b)      Post-Consent Notice.....................................................................4
            2.12.(c)      Effective Date and Revocation of Consents...............................................5
            2.12.(d)      Unanimous Consent for Election of Directors.............................................5

ARTICLE 3.  BOARD OF DIRECTORS....................................................................................5
    3.1. General Powers...........................................................................................5
    3.2. Number, Tenure and Qualifications........................................................................5
    3.3. Regular Meetings.........................................................................................5
    3.4. Special Meetings.........................................................................................6
    3.5. Notice of Special Meetings...............................................................................6
    3.6. Quorum and Voting 6


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            3.6.(a)       Quorum..................................................................................6
            3.6.(b)       Voting..................................................................................6
            3.6.(c)       Presumption of Assent...................................................................6
    3.7. Meetings by Telecommunications...........................................................................7
    3.8. Action Without a Meeting.................................................................................7
    3.9. Resignation..............................................................................................7
    3.10.Removal..................................................................................................7
    3.11.Vacancies................................................................................................7
    3.12.Compensation.............................................................................................8
    3.13.Committees...............................................................................................8

ARTICLE 4.  OFFICERS..............................................................................................8
    4.1. Number...................................................................................................8
    4.2. Appointment and Term of Office...........................................................................8
    4.3. Removal..................................................................................................8
    4.4. Resignation..............................................................................................8
    4.5. Authority and Duties of Officers.........................................................................9
            4.5.(a)       9
                          President...............................................................................9
            4.5.(b)       Vice-President..........................................................................9
            4.5.(c)       Secretary...............................................................................9
            4.5.(d)       Treasurer..............................................................................10
    4.6. Salaries................................................................................................10

ARTICLE 5.  INDEMNIFICATION OF DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES.........................................10
    5.1. Indemnification of Directors and Officers...............................................................10
            5.1.(a)       Determination and Authorization........................................................10
            5.1.(b)       Standard of Conduct....................................................................11
            5.1.(c)       No Indemnification in Certain Circumstances............................................11
            5.1.(d)       Indemnification in Derivative Actions Limited..........................................11
    5.2. Advance of Expenses for Directors and Officers..........................................................11
    5.3. Indemnification of Agents and Employees Who Are Not Directors or Officers...............................12
    5.4. Insurance...............................................................................................12

ARTICLE 6.  STOCK................................................................................................12
    6.1. Issuance of Shares......................................................................................12
    6.2. Certificates for Shares.................................................................................12
            6.2.(a)       Content................................................................................12
            6.2.(b)       Legend as to Class or Series...........................................................13
            6.2.(c)       Shareholder List.......................................................................13
            6.2.(d)       Transferring Shares....................................................................13
    6.3. Shares Without Certificates.............................................................................13
    6.4. Registration of the Transfer of Shares..................................................................13


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ARTICLE 7.  MISCELLANEOUS........................................................................................13
    7.1. Inspection of Records by Shareholders and Directors.....................................................13
    7.2. Corporate Seal..........................................................................................14
    7.3. Amendments..............................................................................................14
    7.4. Fiscal Year.............................................................................................14
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                               ARTICLE I. OFFICES

     1.1 BUSINESS OFFICES . The principal office of the Company shall be located in such location as the board of directors may determine from time to time. The Company may have such other offices, either within or without Utah, as the board of directors may designate or as the business of the Company may require from time to time.

     1.2 REGISTERED OFFICE . The registered office of the Company required to be kept by the Utah Revised Business Corporation Act (as it may be amended from time to time, the "Act") shall be located within the State of Utah and may be, but need not be, identical with the principal office. The address of the registered office may be changed from time to time.

                            ARTICLE II. SHAREHOLDERS

     2.1 ANNUAL MEETING . The annual meeting of the shareholders shall be held on such date and such time as shall be designated from time to time by the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

     2.2 SPECIAL MEETINGS . Special meetings of the shareholders, for any purpose or purposes described in the meeting notice, may be called by the president or by the board of directors, and shall be called by the president at the written request of the holders of not less than one_tenth of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

     2.3 PLACE OF MEETING . The board of directors may designate any place, either within or without the State of Utah, as the place of meeting for any annual or any special meeting of the shareholders. If no designation is made by the directors, the place of meeting shall be the principal office of the Company in the State of Utah.

     2.4 NOTICE OF MEETING .

          (a) Content and Mailings Requirements . Written notice stating the date, time and place of each annual or special shareholder meeting shall be delivered no fewer than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the president, the board of directors, or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the Act or the articles of incorporation to receive notice of the meeting. Notice of special shareholder meetings shall include a description of the purpose or purposes for which the meeting is called.


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          (b) EFFECTIVE DATE . Written notice shall be deemed to be effective at the earlier of: (1) when mailed, if addressed to the shareholder's address shown in the Company's current record of shareholders; (2) when received;
     (3) five days after it is mailed; or (4) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

          (c) EFFECT OF ADJOURNMENT . If any shareholder meeting is adjourned to a different date, time or place, notice need not be given of the new date, time and place, if the new date, time and place is announced at the meeting before adjournment. But if a new record date for the adjourned meeting is or must be fixed, then notice must be given pursuant to the requirements of this section to those persons who are shareholders as of the new record date.

     2.5 WAIVER OF NOTICE .

          (a) Written Waiver . A shareholder may waive any notice required by the Act, the articles of incorporation or the bylaws, by a writing signed by the shareholder entitled to the notice, which is delivered to the Company (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

          (b) Attendance at Meetings . A shareholder's  attendance at a meeting:
     (1) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or effective notice; and (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     2.6 RECORD DATE .

          (a)  FIXING  OF  RECORD  DATE  .  For  the   purpose  of   determining
     shareholders entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is so fixed by the board for the

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     determination  of  shareholders  entitled  to  notice  of, or to vote at, a meeting of shareholders, the record date for determination of such shareholders shall be at the close of business on the day before the first notice is delivered to shareholders. If no record date is fixed by the
     board  for  the  determination  of  shareholders   entitled  to  receive  a
     distribution, the record date shall be the date the board authorizes the distribution. If no record date is fixed by the board for the determination of shareholders entitled to take action without a meeting, the record date shall be the date the first shareholder signs a consent.

          (b) EFFECT OF ADJOURNMENT . When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     2.7 SHAREHOLDER LIST . After fixing a record date for a shareholders' meeting, the Company shall prepare a list of the names of its shareholders entitled to be given notice of the meeting. The list must be arranged by voting group and within each voting group by class or series of shares, must be alphabetical within each class or series, and must show the address of, and the number of shares held by, each shareholder. The shareholder list must be available for inspection by any shareholder, beginning on the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting and any adjournment thereof. The list shall be available at the Company's principal office or at a place identified in the meeting notice in the city where the meeting will be held.

     2.8 SHAREHOLDER QUORUM AND VOTING REQUIREMENTS .

          (a) QUORUM . At any meeting of shareholders, a majority of the issued and outstanding shares of the Company entitled to vote, represented in person or in proxy, shall constitute a quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation or the Act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

          (b) VOTING GROUPS . If the articles of incorporation or the Act provide for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group. If the articles of incorporation or the Act provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

          (c) SHAREHOLDER ACTION . If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the

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          action,  unless the  articles  of  incorporation  or the Act require a greater number of affirmative votes. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

     2.9 PROXIES . At all meetings of shareholders, a shareholder may vote in person or by proxy which is executed in writing by the shareholder or which is executed by his or her duly authorized attorney_in_fact. Such proxy shall be filed with the secretary of the Company or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy.

     2.10 VOTING OF SHARES . Unless otherwise provided in the articles of incorporation or by applicable law, each outstanding share, regardless of class, is entitled to one vote upon each matter submitted to a vote at a meeting of shareholders. Except as provided by specific court order, no shares of the Company owned, directly or indirectly, by a second corporation, domestic or foreign, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting if a majority of the shares entitled to vote for the election of directors of such second corporation are held by the Company. The prior sentence shall not limit the power of the Company to vote any shares, including its own shares, held by it in a fiduciary capacity.

     2.11 MEETINGS BY TELECOMMUNICATIONS . Any or all shareholders may participate in an annual or special meeting by, or conduct the meeting through the use of, any means of communication by which all shareholders participating may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

     2.12 ACTION WITHOUT A MEETING .

          (a) WRITTEN CONSENT . Except for the election of directors, any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shareholders entitled to vote with respect to the subject matter thereof were present and voted. Action taken under this section has the same effect as action taken at a meeting of shareholders and may be described as such in any document.

          (b) POST-CONSENT NOTICE . Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least ten days before the consummation of the action authorized by such approval to (i) those shareholders entitled to vote who have not consented in writing, and (ii) those shareholders not entitled to vote and to whom the Act requires that notice of the proposed action be given. Any such notice must contain or be accompanied by the same material that

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     is  required  under the Act to be sent in a notice of  meeting at which the proposed action would have been submitted to the shareholders for action.

          (c) EFFECTIVE DATE AND REVOCATION OF CONSENTS . No action taken pursuant to this section shall be effective unless all written consents on which the Company relies for the taking of an action are received by the Company within a 60-day period and not revoked. Such action is effective as of the date the last written consent necessary to effect the action is received, unless all of the written consents specify a later date as the effective date of the action. If the Company has received written consents signed by all shareholders entitled to vote with respect to the action, the effective date of the action may be any date that is specified in all the written consents as the effective date of the action. Any such writing may be received by the Company by electronically transmitted facsimile or other form of communication providing the Company with a complete copy thereof, including a copy of the signatures thereto. Any shareholder giving a written consent pursuant to this section may revoke the consent by a signed writing describing the action and stating that the consent is revoked, provided that such writing is received by the Company prior to the effective date of the action.

          (d) UNANIMOUS CONSENT FOR ELECTION OF DIRECTORS . Notwithstanding subsection (a) of this section, directors may not be elected by written consent unless such consent is unanimous by all shares entitled to vote for the election of directors.

                        ARTICLE III. BOARD OF DIRECTORS

     3.1 GENERAL POWERS . All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the board of directors.

     3.2 NUMBER, TENURE AND QUALIFICATIONS . Unless provided otherwise in the articles of incorporation, the authorized number of directors shall be not less than three nor more than eleven and the current number of directors shall be within the limits specified above, as determined (or as amended from time-to-time) by resolution adopted by either the shareholders or the directors. Each director shall hold office until the next annual meeting of shareholders or until the director's earlier death, resignation or removal. However, if a director's term expires, the director shall continue to serve until his or her successor shall have been elected and qualified, or until there is a decrease in the number of directors. Directors do not need to be residents of Utah or shareholders of the Company.

     3.3 REGULAR MEETINGS . A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders, for the purpose of appointing officers and transacting such other business as may come before the meeting. The board of directors may provide, by resolution,

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the time and place for the holding of additional  regular meetings without other notice than such resolution.

     3.4 SPECIAL MEETINGS . Special meetings of the board of directors may be called by or at the request of the president, the chairman of the board of directors, or any two directors acting together. The person(s) authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors.

     3.5 NOTICE OF SPECIAL MEETINGS . Notice of the date, time and place of any special director meeting shall be given at least two days previously thereto either orally or in writing. Oral notice shall be effective when communicated in a comprehensive manner. Written notice is effective as to each director at the earlier of: (a) when received; (b) five days after deposited in the United States mail, addressed to the director's address shown in the records of the Company; or (c) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director. Any director may waive notice of any meeting before or after the date and time of the meeting stated in the notice. Except as provided in the next sentence, the waiver must be in writing and signed by the director entitled to the notice. A director's attendance at or participation in a meeting shall constitute a waiver of notice of such meeting, unless the director at the beginning of the meeting, or promptly upon his arrival, objects to holding the meeting or transacting business at the meeting because of lack of or defective notice, and does not thereafter vote for or assent to action taken at the meeting. Unless required by the articles of incorporation, neither the business to be transacted at, nor the purpose of, any special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     3.6 QUORUM AND VOTING .

          (a) QUORUM . A majority of the number of directors prescribed by resolution adopted pursuant to section 3.2 of these bylaws, or if no number is prescribed, the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors, unless the articles of incorporation require a greater number.

          (b) VOTING . The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the board of directors unless the articles of incorporation require a greater percentage.

          (c) PRESUMPTION OF ASSENT . A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) the director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; (2) the director contemporaneously requests that his or her dissent or abstention as to any specific action be entered in the minutes of the meeting; or (3) the director causes written

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     notice of his or her dissent or  abstention  as to any  specific  action be received by the presiding officer of the meeting before its adjournment or to the Company immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     3.7 MEETINGS BY TELECOMMUNICATIONS . Any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

     3.8 ACTION WITHOUT A MEETING . Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if all the directors consent to such action in writing. Action taken by written consent is effective when the last director signs the consent, unless, prior to such time, any director has revoked a consent by a signed writing received by the Company, or unless the consent specifies a different effective date. A signed consent has the effect of an action taken at a meeting of directors and may be described as such in any document.

     3.9 RESIGNATION . A director may resign at any time by giving a written notice of resignation to the Company. Such a resignation is effective when the notice is received by the Company unless the notice specifies a later effective date, and the acceptance of such resignation shall not be necessary to make it effective.

     3.10 REMOVAL . The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause unless the articles of incorporation provide that directors may only be removed with cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director. A director may be removed only if the number of votes cast to remove him or her exceeds the number of votes cast not to remove him or her.

     3.11 VACANCIES . Unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders or the board of directors may fill the vacancy. During such time, if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders: (1) if one or more directors are elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by the directors; and (2) only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

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     3.12 COMPENSATION . By resolution of the board of directors,  each director may be paid his or her expenses, if any, of attendance at each meeting of the board of directors. Each director who is not a full-time employee of the Company may, by resolution of the board of directors, be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor.

     3.13 COMMITTEES . The board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the board of directors. Those sections of this Article 3 which govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the board of directors, apply to committees and their members.

                              ARTICLE IV. OFFICERS

     4.1 NUMBER . The officers of the Company shall be a chief executive officer, a secretary and a chief financial officer, each of whom shall be appointed by the board of directors. Such other officers and assistant officers as may be deemed necessary, including vice-presidents, may also be appointed by the board of directors. If specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the Company.

     4.2 APPOINTMENT AND TERM OF OFFICE . The officers of the Company shall be appointed by the board of directors for a term as determined by the board of directors. The designation of a specified term does not grant to the officer any contract rights, and the board can remove the officer at any time prior to the termination of such term. If no term is specified, the officer shall hold office until he or she resigns, dies or until he or she is removed in the manner provided in section 4.3 of these bylaws.

     4.3 REMOVAL . Any officer or agent may be removed by the board of directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

     4.4 RESIGNATION . Any officer may resign at any time, subject to any rights or obligation under any existing contracts between the officer and the Company, by giving notice to the president or board of directors. An officer's resignation shall be effective when received by the Company, unless the notice specifies a later effective date, and the acceptance of such resignation shall not be necessary to make it effective.

     4.5 AUTHORITY AND DUTIES OF OFFICERS . The officers of the Company shall have the authority and shall exercise the powers and perform the duties specified below and as may be additionally specified by the board of directors or these bylaws, except that in each event each officer shall exercise such powers and perform such duties as may be required by law:

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

          (a) PRESIDENT . Subject to the control of the board of directors, the president shall in general supervise and control of the business and affairs of the Company and shall perform such other duties as may be assigned to him or her by the chief executive officer or by the board of directors. The president may sign, with the secretary or any other proper officer of the Company thereunto authorized by the board of directors, certificates for shares of the Company and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the Company, or shall be required by law to be otherwise signed or executed. In general, the president shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time. In the absence of the chief executive officer or in the event of his or her death, inability or refusal to act, the president shall perform the duties of the chief executive officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chief executive officer.

          (b) VICE-PRESIDENT . If appointed, the vice_president (or if there is more than one, each vice-president) shall assist the president and shall perform such duties as may be assigned to him or her by the president or by the board of directors. If appointed, in the absence of the president or in the event of his or her death, inability or refusal to act, the vice-president (or in the event there is more than one vice-president, the vice-presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. (If there is no vice-president, then the chief financial officer shall perform such duties of the president.)

          (c) SECRETARY . The secretary shall: (i) keep the minutes of the proceedings of the shareholders, the board of directors and any committees of the board in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records;
     (iv) when requested or required,  authenticate  any records of the Company;
     (v) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (vi) sign with the president, or a vice_president, certificates for shares of the Company, the issuance of which shall have been authorized by resolution of the board of directors; (vii) have general charge of the stock transfer books of the Company; and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to the supervision of the secretary.

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

          (d) TREASURER . If appointed, the treasurerl officer shall: (i) have charge and custody of and be responsible for all funds and securities of the Company; (ii) receive and give receipts for moneys due and payable to the Company from any source whatsoever, and deposit all such moneys in the name of the Company in such banks, trust companies, or other depositaries as shall be selected by the board of directors; and (iii) in general, perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the president or by the board of directors. If required by the board of directors, the chief financial officer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of directors shall determine. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the chief financial officer.

     4.6 SALARIES . The salaries of the officers shall be fixed from time to time by the board of directors.


     ARTICLE V. INDEMNIFICATION OF DIRECTORS,OFFICERS, AGENTS AND EMPLOYEES

     5.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS . The Company shall indemnify any individual made a party to a proceeding because the individual is or was a director or officer of the Company, against liability incurred in the proceeding, but only if such indemnification is both (i) determined permissible and (ii) authorized, as such are defined in subsection (a) of this section 5.1. (Such indemnification is further subject to the limitation specified in subsection 5.1(c).)

          (a) DETERMINATION AND AUTHORIZATION . The Company shall not indemnify a director or officer under this section unless:

               (i) a determination has been made in accordance with the procedures set forth in section 16-10a-906(2) of the Act that the director or officer met the standard of conduct set forth in subsection (b) below; and

               (ii) payment has been authorized in accordance with the procedures set forth in section 16-10a-906(4) of the Act based on a conclusion that the expenses are reasonable, the Company has the financial ability to make the payment, and the financial resources of the Company should be devoted to this use rather than some other use by the Company.

          (b) STANDARD OF CONDUCT . The individual shall demonstrate that:

               (i) his or her conduct was in good faith; and

               (ii) he or she reasonably believed that his or her conduct was in, or not opposed to, the Company's best interests; and

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

               (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful.

          (c) NO  INDEMNIFICATION  IN CERTAIN  CIRCUMSTANCES . The Company shall
     not   indemnify   a  director   or   officer   under   this   Section   5.1
     of Article 5:

               (i) in connection with a proceeding by or in the right of the Company in which the director or officer was adjudged liable to the Company; or

               (ii) in connection with any other proceeding charging that the director or officer derived an improper personal benefit, whether or not involving action in his or her official capacity, in which proceeding he or she was adjudged liable on the basis that he or she derived an improper personal benefit.

          (d) Indemnification in Derivative Actions Limited . Indemnification permitted under this section 5.1 in connection with a proceeding by or in the right of the Company is limited to reasonable expenses incurred in connection with the proceeding.

     5.2 ADVANCE OF EXPENSES FOR DIRECTORS AND OFFICERS . If a determination is made, following the procedures of section 16-10a-906(2) of the Act, that the director or officer has met the following requirements and if an authorization of payment is made following the procedures and standards set forth in section 16-10a-906(4) of the Act, then the Company shall pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of final disposition of the proceeding, if:

          (a)  the  director  or  officer   furnishes   the  Company  a  written
     affirmation of his or her good faith belief that he or she has met the standard of conduct described in section 5.1;

          (b) the director or officer furnishes the Company a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and

          (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under section 5.1 of these bylaws or Part 9 of the Act.

     5.3 INDEMNIFICATION OF AGENTS AND EMPLOYEES WHO ARE NOT DIRECTORS OR OFFICERS . The board of directors may indemnify and advance expenses to any employee or agent of the Company who is not a director or officer of the Company to any extent consistent with public policy, as determined by the general or specific actions of the board of directors.

     5.4 INSURANCE . By action of the board of directors, notwithstanding any interest of the directors in such action, the Company may purchase and maintain liability insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the Company, against any liability asserted against or incurred by such person in that capacity or arising from such person's status as a director, officer, employee, fiduciary or agent, whether or not the Company would have the power to indemnify such person under the applicable provisions of the Act.

                               ARTICLE VI. STOCK

     6.1 ISSUANCE OF SHARES . The Company may issue the number of shares of each class or series of capital stock authorized by the articles of incorporation. The issuance or sale by the Company of any shares of its authorized capital stock of any class shall be made only upon authorization by the board of directors, unless otherwise provided by statute. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the Company, including cash, promissory notes, services performed, contracts or arrangements for services to be performed (if such contracts are in writing), or other securities of the Company. Shares shall be issued for such consideration as shall be fixed from time to time by the board of directors.

     6.2 CERTIFICATES FOR SHARES .

          (a) CONTENt . Shares may but need not be represented by certificates in such form as determined by the board of directors and stating on their face, at a minimum, the name of the Company and that it is formed under the laws of the State of Utah, the name of the person to whom issued, and the number and class of shares and the designation of the series, if any, the certificate represents. Such certificates shall be signed (either manually or by facsimile) by any two officers of the Company and may be sealed with a corporate seal or a facsimile thereof. If the certificates are signed by facsimile, such certificates must be countersigned by a transfer agent or registered by a registrar, other than the Company itself or an employee of the Company. Each certificate for shares shall be consecutively numbered or otherwise identified.

          (b) LEGEND AS TO CLASS OR SERIES . If the Company is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Company will furnish the shareholder this information on request in writing and without charge.

          (c) Shareholder List . The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Company.

          (d) Transferring Shares . All certificates surrendered to the Company for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed, or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Company as the board of directors may prescribe.

     6.3 SHARES WITHOUT CERTIFICATES . The board of directors may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issuance or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates under section 6.2 of these bylaws.

     6.4 REGISTRATION OF THE TRANSFER OF SHARES . Registration of the transfer of shares of the Company shall be made only on the stock transfer books of the Company. In order to register a transfer, the record owner shall surrender the shares to the Company for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the Company has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the Company as the owner, the person in whose name shares stand in the books of the Company shall be deemed by the Company to be the owner thereof for all purposes.

                          ARTICLE VII. MISCELLANEOUS

     7.1 INSPECTION OF RECORDS BY SHAREHOLDERS AND DIRECTORS . A shareholder or director of the Company is entitled to inspect and copy, during regular business hours at the Company's principal office, any of the records of the Company required to be maintained by the Company under the Act, if such person gives the Company written notice of the demand at least five business days before the date on which such a person wishes to inspect and copy. The scope of such inspection right shall be as provided under the Act.

     7.2 CORPORATE SEAL . The board of directors may provide a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the Company, the state of incorporation, and the words "Corporate Seal."

     7.3 AMENDMENTS . The Company's board of directors may amend or repeal the Company's bylaws at any time unless:

          (a) the articles of incorporation or the Act reserve this power exclusively to the shareholders in whole or part; or

          (b) the shareholders, in adopting, amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw; or

          (c) the bylaw either establishes, amends or deletes a greater shareholder quorum or voting requirement.

     Any amendment which changes the voting or quorum requirement for the board must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

     7.4 FISCAL YEAR . The fiscal year of the Company shall be established by the board of directors.


                                 [End of Bylaws]











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